Quarterly Holdings Report
for
Fidelity Asset Manager® 20%
June 30, 2025
AMI-NPRT3-0825
1.803294.121
Bond Funds - 49.3%
	Shares	Value ($)
Fidelity Emerging Markets Debt Local Currency Central Fund (b)	618,271	57,078,806
Fidelity Floating Rate Central Fund (b)	435,510	41,983,133
Fidelity High Income Central Fund (b)	1,016,980	111,094,884
Fidelity Inflation-Protected Bond Index Central Fund (b)	1,498,160	136,961,774
Fidelity International Credit Central Fund (b)	172,517	14,301,681
Fidelity Investment Grade Bond Central Fund (b)	23,122,873	2,285,002,342
iShares 20+ Year Treasury Bond ETF	781,843	68,997,645
TOTAL BOND FUNDS (Cost $2,739,249,781)		2,715,420,265

Domestic Equity Funds - 17.8%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (c)	1,163,045	56,105,291
Fidelity Commodity Strategy Central Fund (b)	410,641	38,197,779
Fidelity Enhanced Large Cap Value ETF (c)	377,944	12,007,281
Fidelity Enhanced Mid Cap ETF (c)	618,025	21,269,145
Fidelity Enhanced Small Cap ETF (c)	1,839,551	58,847,237
Fidelity Fundamental Small-Mid Cap ETF (c)	921,114	25,045,089
Fidelity Hedged Equity ETF (c)	2,081,571	59,990,876
Fidelity Managed Futures ETF (c)	273,146	13,793,873
Fidelity Real Estate Equity Central Fund (b)	85,003	11,367,471
Fidelity U.S. Equity Central Fund (b)	4,757,537	682,088,074
TOTAL DOMESTIC EQUITY FUNDS (Cost $463,098,858)		978,712,116

International Equity Funds - 9.9%
	Shares	Value ($)
Fidelity Emerging Markets Equity Central Fund (b)	725,203	179,959,133
Fidelity International Equity Central Fund (b)	2,994,441	364,662,976
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $361,739,197)		544,622,109

Short-Term Funds - 4.9%
	Shares	Value ($)
Fidelity Low Duration Bond ETF (c) (Cost $265,795,854)	5,300,837	267,427,227

U.S. Treasury Obligations - 0.3%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/10/2025 (e)	4.25 to 4.26	7,800,000	7,791,826
US Treasury Bills 0% 7/17/2025 (e)	4.23 to 4.25	3,700,000	3,693,192
US Treasury Bills 0% 7/24/2025 (e)	4.24 to 4.25	500,000	498,670
US Treasury Bills 0% 7/3/2025 (e)	4.18 to 4.25	4,500,000	4,498,952
US Treasury Bills 0% 9/18/2025 (e)	4.26	2,970,000	2,942,506
US Treasury Bills 0% 9/25/2025 (e)	4.23 to 4.26	290,000	287,097
US Treasury Bills 0% 9/4/2025 (e)	4.28	400,000	396,924
TOTAL U.S. TREASURY OBLIGATIONS (Cost $20,109,036)			20,109,167

Money Market Funds - 18.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f) (Cost $1,001,003,217)	4.32	1,000,803,056	1,001,003,217

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $4,850,995,943)	5,527,294,101
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(20,508,204)
NET ASSETS - 100.0%	5,506,785,897

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	512	Sep 2025	68,651,520	976,643	976,643
ICE MSCI Emerging Markets Index Contracts (United States)	676	Sep 2025	41,692,300	655,455	655,455

TOTAL EQUITY CONTRACTS					1,632,098

Interest Rate Contracts
CBOT 10 Year US Treasury Bond Contracts (United States)	473	Sep 2025	53,027,734	1,222,433	1,222,433

TOTAL PURCHASED					2,854,531

Sold

Equity Contracts
CME S&P 500 Index Contracts (United States)	814	Sep 2025	254,527,625	(8,275,825)	(8,275,825)

TOTAL FUTURES CONTRACTS					(5,421,294)
The notional amount of futures purchased as a percentage of Net Assets is 3.0%
The notional amount of futures sold as a percentage of Net Assets is 4.6%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Affiliated Fund
(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $20,109,167.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	860,722,037	661,907,260	521,626,080	32,610,303	-	-	1,001,003,217	1,000,803,056	1.9%
Fidelity Commodity Strategy Central Fund	25,418,364	15,740,969	3,520,343	768,080	(395,307)	954,096	38,197,779	410,641	11.8%
Fidelity Emerging Markets Debt Local Currency Central Fund	43,022,098	14,351,565	-	2,341,895	-	(294,857)	57,078,806	618,271	15.1%
Fidelity Emerging Markets Equity Central Fund	168,258,195	17,211,755	18,417,614	2,446,672	391,923	12,514,874	179,959,133	725,203	6.7%
Fidelity Floating Rate Central Fund	40,371,651	7,069,981	4,818,911	2,704,726	(40,422)	(599,166)	41,983,133	435,510	2.2%
Fidelity High Income Central Fund	41,164,371	72,867,237	6,502,453	3,189,198	20,193	3,545,536	111,094,884	1,016,980	5.7%
Fidelity Inflation-Protected Bond Index Central Fund	53,372,233	93,506,610	11,732,033	2,285,061	(181,059)	1,996,023	136,961,774	1,498,160	15.3%
Fidelity International Credit Central Fund	13,991,436	2,013,605	1,606,360	558,464	(182,085)	85,085	14,301,681	172,517	14.9%
Fidelity International Equity Central Fund	351,904,473	41,425,427	59,312,488	8,553,204	3,786,227	26,859,337	364,662,976	2,994,441	5.9%
Fidelity Investment Grade Bond Central Fund	2,420,435,393	470,958,137	558,439,026	77,037,504	(33,892,658)	(14,059,504)	2,285,002,342	23,122,873	5.5%
Fidelity Real Estate Equity Central Fund	26,706,107	3,323,314	16,739,204	423,975	3,479,435	(5,402,181)	11,367,471	85,003	1.3%
Fidelity Securities Lending Cash Central Fund	49,500	225,142,501	225,192,001	18,245	-	-	-	-	0.0%
Fidelity U.S. Equity Central Fund	901,404,998	153,868,571	357,952,182	71,774,201	96,119,182	(111,352,495)	682,088,074	4,757,537	4.0%
Total	4,946,820,856	1,779,386,932	1,785,858,695	204,711,528	69,105,429	(85,753,252)	4,923,701,270

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	-	56,150,428	2,020,361	-	(311,206)	2,286,430	56,105,291	1,163,045
Fidelity Enhanced Large Cap Value ETF	-	14,207,402	2,731,430	114,951	31,667	499,642	12,007,281	377,944
Fidelity Enhanced Mid Cap ETF	21,646,028	48,117,281	47,278,909	228,184	(2,360,981)	1,145,726	21,269,145	618,025
Fidelity Enhanced Small Cap ETF	29,105,344	88,424,624	53,143,027	486,066	(5,001,700)	(538,004)	58,847,237	1,839,551
Fidelity Fundamental Small-Mid Cap ETF	-	28,278,538	2,953,354	86,982	(244,424)	(35,671)	25,045,089	921,114
Fidelity Hedged Equity ETF	68,812,762	26,207,543	41,355,966	399,602	4,051,505	2,275,032	59,990,876	2,081,571
Fidelity Low Duration Bond ETF	267,427,227	-	-	9,652,824	-	-	267,427,227	5,300,837
Fidelity Managed Futures ETF	-	13,798,571	-	-	-	(4,698)	13,793,873	273,146
	386,991,361	275,184,387	149,483,047	10,968,609	(3,835,139)	5,628,457	514,486,019

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.